UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 23, 2023

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2023, Consolidated Water Co. Ltd. (the “Company”) held its Annual General Meeting of Shareholders, at which the following items were voted upon:

(1)	Election of Directors:

The following nominees were elected as directors to serve until the 2024 Annual General Meeting of Shareholders by votes as follows:

Nominee	For	Withhold
Linda Beidler-D’Aguilar	7,929,647	204,645
Brian E. Butler	7,117,998	1,016,294
Carson K. Ebanks	7,266,370	867,922
Clarence B. Flowers, Jr.	7,579,696	554,596
Frederick W. McTaggart	8,028,333	105,959
Wilmer F. Pergande	7,169,133	965,159
Leonard J. Sokolow	7,374,210	760,082
Raymond Whittaker	7,508,555	625,737

There were 3,710,558 non-votes in the election of directors.

(2)	Non-Binding Advisory Vote on Executive Compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the proxy statement was approved, and the votes were as follows:

For	Against	Abstain
7,425,423	618,628	90,241

There were 3,710,558 broker non-votes on this proposal.

(3)	Non-Binding Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation:

Shareholders holding a majority of shares voted for the one-year option with respect to the frequency with which the Company should hold an advisory vote on executive compensation, and the votes were as follows:

1 Year	2 Years	3 Years	Abstain
7,363,217	79,352	663,649	28,074

There were 3,710,558 broker non-votes on this proposal.

(4)	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023, at the remuneration to be determined by the Audit Committee of the Board of Directors was approved by votes as follows:

For	Against	Abstain
11,674,803	108,276	61,771

There were no broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: May 30, 2023

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